Exhibit (C)(10)

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Presentation to the Special Committee of the Board of Directors April 24, 2023 [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b - 2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Special Committee of Arco Platform Limited ( the “Company”) to whom such materials are directly addressed and delivered and may not be used or relied upon for any purpose other than as spe cif ically contemplated. These materials are based on information provided by or on behalf of the Company and/or other potential transac tio n participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or ve rif ication of such information and has relied on such information being complete and accurate in all material respects. To the extent such infor mat ion includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or oth er potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been re aso nably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates an d f orecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the ac cur acy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to th e past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Compan y. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any tra nsa ction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared exclusively for the benefit and internal use of the Special Committee of the Company. These materials were compiled on a confidential basis for use by the Special Committee of the Company in evaluating the poten tia l transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may n ot be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Eve rco re (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no ob ligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other busine ss areas of Evercore and its affiliates. Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as t o t ax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of a voi ding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular ci rcumstances from independent advisors regarding the impact of the transactions or matters described herein. Unless otherwise specified, all projections reflect Company management estimates as of April 2023.

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Table of Contents Process Update Situation Overview Preliminary Valuation Analysis Appendix Section I II III

Preliminary Draft – Confidential Prepared at the Request of Counsel I. Process Update

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Process Overview Arco Platform Limited (NASDAQ: ARCE) (“Arco” or the “Company”) is an education - technology company that offers textbooks and virtual educational content, pedagogical consulting services, and financial solutions to K - 12 private schools in Brazil On November 30, 2022, Arco announced the receipt of a non - binding proposal from General Atlantic L.P. (“GA”) and Dragoneer Investment Group, LLC (“ Dragoneer ”) (collectively, the “Bidders”) to acquire all outstanding Class A shares not held by the Bidders or Oto Brasil de Sá Cavalcante and Ari de Sá Cavalcante Neto (the “Controlling Shareholders”) for US$11.00 per share (the “Offer Price”) Bidders collectively own 22% of Class A shares and are the holders of the US$150 million Convertible Notes due November 2028 Controlling Shareholders have 88% voting control (1% of Class A shares and 100% of the high - voting Class B shares) (or 42% of al l common shares outstanding) and Controlling Shareholders signed a 90 - day exclusivity agreement (with automatic renewal) with the Bidders on November 30, 2022, which was renewed once for another 90 days The Offer Price implies a 22% premium over the unaffected closing price of US$9.04 as of November 30, 2022 and an implied Transaction Value 1 of US ~$1.3bn and ~8.8x ’23E EBITDA 1 On January 26, 2023, Arco announced the formation of a Special Committee (“SC”) of four independent and disinterested directors and the engagement of Evercore / Seneca - Evercore and Skadden as the SC’s financial and legal advisors, respectively On January 27, 2023, Evercore / Seneca - Evercore began reviewing data provided by Arco management (CFO, Head of Investor Relations, and other FP&A), including: Preliminary financial projections developed by the CFO Sector dynamics, competitive landscape, and market opportunity Correspondence from disinterested shareholders with respect to the non - binding proposal Shareholder register and Class A and B outstanding share counts In parallel, the non - disclosure agreement (“NDA”) between the Company and the Bidders was negotiated Over the following weeks due diligence and analysis were performed on the preliminary projections and revised projections wer e developed by management (“Management Projections”), and subsequently an illustrative sensitivity scenario (“Illustrative Sensitivity Scenario”) as directed by the SC on February 21, 2023 Source: Arco filings, Arco management, Arco projections per Arco management as approved for Evercore’s use by Special Committ ee as of February 23, 2023, Refinitiv Eikon Note: Ownership data based on 38.526 million Class A shares and 27.401 million Class B basic shares outstanding as of 12/31/2 2 p ro forma for Isaac; as - converted basis assumes conversion into 5.172 million Class A shares. Voting control assumes 10 votes per Class B share 1. Based on 12/31/22 balance sheet and 2023E adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adj. EBIT DA” ) per Management Projections as approved for Evercore’s use by Special Committee as of February 23, 2023 References to discussions with Arco management do not include the Controlling Shareholders, including Arco CEO Ari de Sá Cavalcante Neto 1

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Process Overview (Cont’d) On February 23, the SC requested that Evercore present a preliminary valuation analysis using both Management Projections and Illustrative Sensitivity Scenario Subsequent to the preliminary valuation presentation on February 28, 2023, the SC instructed Evercore to relay the SC’s feedb ack to the Bidders. Evercore connected with Bidders on March 2, 6, and 7, 2023 and communicated the following: SC will not recommend a deal at the Offer Price, which is lower than the intrinsic value of the Company and research price ta rge ts The exclusivity agreement between the Bidders and Controlling Shareholders constrains the SC’s ability to fully explore poten tia l alternative options, and as such, the SC requests that the Bidders and the Controlling Shareholders terminate the exclusivity ag reement The Company is ready to provide Bidders access to diligence, including financial projections, upon execution of a market NDA In parallel, the SC, with Evercore’s assistance, identified and refined a list of other potential counterparties On March 15, [***] made an unsolicited inbound expressing interest On March 14, CEO/Controlling Shareholder Ari de Sá Cavalcante Neto requested a call with SC director Beatriz Amary, where Neto expressed his unwillingness to break the exclusivity agreement and the Bidders’ request for price guidance via a counter - offer On March 14, GA principal Martin Escobari reached out to SC director Beatriz Amary requesting a meeting. At the direction of the SC, Evercore connected with Escobari on March 15 and 17 and communicated the following: Despite the issues previously discussed, the SC will agree to proceed despite the exclusivity in place given Ari’s position o n t he matter SC will not provide a counter - offer at this time but reiterates that the SC will not recommend a deal at or near the Offer Price and offer to grant access to data room pending execution of NDA GA expressed unwillingness to move significantly on price, indicating they could offer $12.00 per share but would not move much further On March 29, after prolonged negotiations, the Bidders executed an NDA with a market standstill and gained access to the VDR The Bidders also filed updated 13Ds disclosing they had entered into NDAs with the Company On March 30, at the direction of the SC, Advisors commenced outreach to six other counterparties including [***] Five parties have declined to pursue the opportunity; [***] is reviewing the NDA (sent on April 4), but connectivity has wane d 2

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Process Update (Cont’d) On March 30, the Company announced 4Q and FY 2022 earnings – shares traded down ~11.5% on the day of announcement to $10.96 despite strong results Elevated trading volume suggested institutional movement, potentially driven by short - term event - driven sellers Post - earnings investor feedback included concerns about the lack of apparent progress On April 5, GA principal Martin Escobari verbally delivered an “exploding” offer of $12.00 per share expiring April 7 This verbal offer was delivered to Evercore 5 days after the NDA was executed and Bidders were granted access to the VDR Price remained at $12.00 per share; GA subsequently extended the deadline to April 14 Separately, Evercore and GA held several due diligence calls; Dragoneer requested for a post - earnings call with Arco management (which has not taken place yet) On April 10, while on a call with Evercore on unrelated topics, Arco’s CFO disclosed that Arco had, unprompted by the SC or Board, created a new projections scenario removing the contemplated launch of the Business Term Loan (BTL) product and making other changes to the assumed cost structure of isaac (“Illustrative Sensitivity Scenario (Excl. BTL)”), citing the challenging credit environment and an internal reallocation of resources At the most recent Board meeting on March 30, Arco management had not mentioned any potential business plan changes The BTL product was reflected in the valuation of isaac prepared in connection with the recent acquisition of isaac and accounts for a significant portion of revenue and EBITDA in later years of Management Projections On April 12, after discussions with Arco management and Advisors, the SC ultimately requested the creation of a new consolidated projections scenario contemplating a delayed launch of the BTL product (instead of excluding it altogether) and making other changes to the assumed cost structure of isaac (“Illustrative Sensitivity Scenario (Delayed BTL)”) At the direction of the SC, Advisors contacted the Bidders and proposed to pause further due diligence conversations pending rev iew of a new scenario Since receiving the Illustrative Sensitivity Scenario (Delayed BTL) on April 12, Evercore has held several due diligence call s w ith Arco management to better understand the assumptions and flow - through implications Refer to pages 22 – 23 for key assumption comparisons On April 21, the SC requested Evercore prepare an updated preliminary valuation analysis using the Management Projections, Illustrative Sensitivity Scenario and Illustrative Sensitivity Scenario (Delayed BTL) 3

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve $11.24 $10.00 $10.50 $11.00 $11.50 $12.00 $12.50 $13.00 $13.50 2/1 2/15 3/1 3/15 3/29 4/12 Arco Share Price Projections Bidders' Engagement Other Counterparties' Engagement Earnings Overview of Special Committee Evaluation Timeline 2/22 Arco mgmt. presented Management Projections to SC 2/23 Arco mgmt. provided Illustrative Sensitivity Scenario at request of SC 2/28 Advisors presented preliminary valuation to SC 4/12 SC requested creation of Illustrative Sensitivity Scenario (Delayed BTL) 4/24 Advisors to present updated preliminary valuation to SC 4/21 SC reviewed Illustrative Sensitivity Scenario (Delayed BTL) 2/7 NDA to Bidders 3/30 Conducted outreach to 6 counterparties; 5 declined 3/30 4Q22/FY earnings; Board meeting 4/10 Arco mgmt. disclosed Illustrative Sensitivity Scenario (Excl. BTL) to Evercore 4/4 NDA to [***] 3/30 VDR opened to Bidders 3/29 NDA signed by Bidders 4/5 GA delivered verbal exploding offer expiring 4/7 4

Preliminary Draft – Confidential Prepared at the Request of Counsel II. Situation Overview

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve $11.20 $- $10 $20 $30 $40 $50 1/1/21 7/29/21 2/23/22 9/20/22 4/17/23 $11.20 $- $5 $10 $15 $20 11/25/22 12/30/22 2/4/23 3/12/23 4/17/23 Arco Stock Performance Over Time (10/6/22) Announced acquisition of remaining 75.1% stake in I saac Source: FactSet (4/17/23), Arco filings, Arco management (11/18/21) Announced $150mm investment from Bidders (5/24/21) Announced Q1’21 results, beating expectations on revenue but missing on EPS (1/26/23) Announced formation of Special Committee to evaluate the proposal (11/30/22) Received $11.00 / share proposal from Bidders Stock Price Performance (1/1/21 – Present) (US$) $12.00 / share verbal proposal $11.00 / share written proposal $12.00 / share verbal proposal $11.00 / share written proposal 5

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Arco Trading Performance vs. Select Peers Source: FactSet (4/17/23) Note: See appendix for peer group constituents 1. Reflects unaffected trading date of Arco’s listed class A shares; Arco announced receipt of the preliminary, non - binding proposa l from GA and Dragoneer after market hours on 11/30/22 2. Reflects performance of Chegg, Kahoot and 2U, as other companies within the “Ed. Tech.” group were not yet trading Stock Price Performance TEV / NTM Adj. EBITDA Multiple Performance LatAm Ed. Services Ed. Tech. Publishers (74%) (41%) 14% (49%) (68%) (120%) (90%) (60%) (30%) - 30% 60% 90% 120% 1/1/21 7/29/21 2/23/22 9/20/22 4/17/23 6.2x 16.3x 8.0x 6.3x 8.2x - 10.0x 20.0x 30.0x 40.0x 50.0x 60.0x 70.0x 80.0x 90.0x 1/1/21 7/29/21 2/23/22 9/20/22 4/17/23 % Return Arco Vasta Ed. Tech. Publishers LatAm Ed. Services 1-Month Ago (15.7%) 15.2% 0.0% (2.4%) 7.6% 11/30/22 23.9% (5.7%) 0.5% (14.8%) (6.6%) 3-Months Ago (16.7%) (9.2%) 2.5% (11.7%) (5.9%) 6-Months Ago (0.2%) (28.3%) 8.2% 4.6% (16.8%) 1-Year Ago (44.4%) (25.3%) (5.6%) (11.4%) (24.8%) 2-Years Ago (61.1%) (58.2%) (79.4%) (9.5%) (45.7%) 2 Δ in Multiple Arco Vasta Ed. Tech. Publishers LatAm Ed. Services Current 8.2x 6.2x 16.3x 8.0x 6.3x 1-Month Ago (1.1x) 0.0x 0.4x 0.2x (0.0x) 11/30/22 0.9x (0.5x) (1.8x) (1.7x) (0.4x) 3-Months Ago (1.6x) (1.1x) (1.0x) (0.8x) (0.5x) 6-Months Ago (0.2x) (2.0x) 0.1x (0.6x) (0.6x) 1-Year Ago (4.6x) (2.4x) (3.4x) (1.3x) (1.5x) 2-Years Ago (15.8x) (5.7x) NM (2.2x) (7.8x) 1 1 6

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve 104% 64% 48% 41% 31% 25% 23% 21% 86% 63% 43% 39% 32% 30% 24% 21% 86% 63% 43% 38% 28% 24% 20% 18% 104% 60% 41% 35% 25% 19% 17% 17% 79% 49% 40% 36% 28% 23% 21% 20% % Growth $314 $514 $758 $1,069 $1,403 $1,758 $2,158 $2,612 $314 $503 $712 $960 $1,203 $1,438 $1,687 $1,966 $287 $468 $668 $918 $1,176 $1,464 $1,751 $2,069 $287 $468 $670 $930 $1,224 $1,587 $1,968 $2,382 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Projection Scenarios Comparison – Isaac Only (R$ in millions, "$" symbol indicates R$ throughout) Revenue Management Projections Illustrative Sensitivity Scenario (Delayed Business Term Loan) (12%) 11% 23% 28% 32% 35% 37% 39% (16%) 4% 12% 23% 28% 32% 33% 34% (16%) 4% 12% 23% 27% 31% 32% 33% (12%) 7% 19% 27% 32% 35% 37% 38% (6%) 10% 23% 31% 34% 35% 36% 37% % Margin ($38) $55 $174 $299 $449 $615 $798 $1,019 ($38) $34 $137 $255 $387 $500 $619 $751 ($46) $18 $81 $209 $319 $451 $557 $673 ($46) $18 $82 $214 $344 $511 $652 $807 ($200) $- $200 $400 $600 $800 $1,000 $1,200 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Adj. EBITDA 1 2 Oct. 2022 Projections 3 Illustrative Sensitivity Scenario (Excl. Business Term Loan) Illustrative Sensitivity Scenario Source: Management Projections; Illustrative Sensitivity Scenario; Illustrative Sensitivity Scenario (Delayed Business Term L oan ); Illustrative Sensitivity Scenario (Excluding Business Term Loan) 1. Adj. EBITDA throughout this presentation (including for Arco and for Isaac, as the case may be) is EBITDA adjusted for stock - bas ed compensation, one - time M&A expenses and other non - recurring expenses 2. Based on projected 2022E revenue as of October 2022 3. October 2022 Adj. EBITDA includes projected cost synergies as of October 2022 Illustrative Sensitivity Scenario (Delayed Business Term Loan) assumes the Business Term Loan product launch occurs in 2025 Illustrative Sensitivity Scenarios (1) excluding and (2) delaying the Business Term Loan product both include additional chan ges by management to the Isaac model vs. the Management Projections based on recent contracts, macro conditions and increased visibility into I saa c’s operations post - acquisition. See pages 22 and 23 for additional detail The full Arco Board has not reviewed the sensitivity scenarios 7

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Illustrative Sensitivity Scenario (Delayed Business Term Loan) Source: Illustrative Sensitivity Scenario (Delayed Business Term Loan); Arco historical financials per Arco management 1. 2022 financials and metrics illustratively include Isaac as if the acquisition occurred on January 1, 2022 2. NOPAT stands for Net Operating Profit After Tax 3. Cash outflow / inflow associated with Isaac using / receiving capital to fund credit 4. Illustratively treats all stock - based compensation as a cash expense 2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E Revenue $1,929 $2,408 $2,964 $3,570 $4,280 $5,070 $5,912 $6,807 $7,805 $8,757 $9,640 $10,396 % Growth 51% 25% 23% 20% 20% 18% 17% 15% 15% 12% 10% 8% Adj. EBITDA $537 $729 $934 $1,152 $1,457 $1,779 $2,133 $2,467 $2,840 $3,197 $3,526 $3,811 % Margin 28% 30% 32% 32% 34% 35% 36% 36% 36% 37% 37% 37% CapEx $201 $228 $244 $260 $277 $319 $363 $409 $461 $499 $531 $554 % of Revenue 10% 9% 8% 7% 6% 6% 6% 6% 6% 6% 6% 5% Adj. EBITDA - CapEx $336 $501 $691 $892 $1,180 $1,459 $1,770 $2,058 $2,379 $2,698 $2,995 $3,257 % Margin 17% 21% 23% 25% 28% 29% 30% 30% 30% 31% 31% 31% Memo: Unlevered Free Cash Flow NOPAT $293 $422 $561 $670 $821 $1,015 $1,195 $1,409 $1,544 $1,740 $1,917 (+) D&A 310 358 407 458 512 556 600 620 649 665 667 (-) CapEx (228) (244) (260) (277) (319) (363) (409) (461) (499) (531) (554) (-) Capital Allocation - Credit (Isaac) (46) 40 17 (102) (82) (63) (65) 27 31 35 38 (-) Change in Operational NWC (206) (244) (284) (329) (379) (427) (478) (536) (508) (464) (404) (-) Change in Other Assets / Liabilities (Isaac) (22) (18) (12) (6) (26) (29) (39) (46) (54) (61) (67) Unlevered Free Cash Flow $101 $314 $430 $413 $526 $688 $804 $1,014 $1,162 $1,383 $1,599 % Conversion 14% 34% 37% 28% 30% 32% 33% 36% 36% 39% 42% 4 1 2 3 (R$ in millions, "$" symbol indicates R$ throughout) 8

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve 2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E Revenue $1,929 $2,436 $3,009 $3,658 $4,419 $5,249 $6,084 $6,997 $8,034 $9,016 $9,914 $10,698 % Growth 51% 26% 24% 22% 21% 19% 16% 15% 15% 12% 10% 8% Adj. EBITDA $537 $736 $971 $1,245 $1,542 $1,884 $2,237 $2,613 $3,052 $3,426 $3,767 $4,065 % Margin 28% 30% 32% 34% 35% 36% 37% 37% 38% 38% 38% 38% CapEx $201 $224 $234 $262 $283 $321 $353 $402 $458 $514 $565 $610 % of Revenue 10% 9% 8% 7% 6% 6% 6% 6% 6% 6% 6% 6% Adj. EBITDA - CapEx $336 $513 $738 $982 $1,259 $1,563 $1,885 $2,211 $2,594 $2,912 $3,202 $3,455 % Margin 17% 21% 25% 27% 29% 30% 31% 32% 32% 32% 32% 32% Memo: Unlevered Free Cash Flow NOPAT $300 $449 $630 $709 $888 $1,081 $1,288 $1,545 $1,664 $1,837 $1,988 (+) D&A 311 359 409 461 515 561 606 627 695 758 814 (-) CapEx (224) (234) (262) (283) (321) (353) (402) (458) (514) (565) (610) (-) Capital Allocation - Credit (Isaac) (27) (60) (102) (64) (35) (87) (109) 75 61 69 76 (-) Change in Operational NWC (221) (240) (270) (309) (379) (426) (477) (535) (491) (449) (392) Unlevered Free Cash Flow $139 $275 $405 $514 $669 $776 $906 $1,254 $1,416 $1,650 $1,875 % Conversion 19% 28% 33% 33% 35% 35% 35% 41% 41% 44% 46% Management Projections Source: Management Projections; Arco historical financials per Arco management 1. 2022 financials and metrics illustratively include Isaac as if the acquisition occurred on January 1, 2022 2. Reflects updated assumptions for D&A, cash expenses and goodwill tax amortization as of April 10, 2023 3. NOPAT stands for Net Operating Profit After Tax 4. Cash outflow / inflow associated with Isaac using / receiving capital to fund credit 5. Illustratively treats all stock - based compensation as a cash expense 5 1 3 4 (R$ in millions, "$" symbol indicates R$ throughout) 2 9

Preliminary Draft – Confidential Prepared at the Request of Counsel III. Preliminary Valuation Analysis

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Key Metrics and Assumptions Implied Equity Value Per Share Primary Bars Metric Multiples Low Low High Precedent Transactions '22A Adj. EBITDA R$650 10.0x 14.0x '23E Adj. EBITDA Mgmt. Projections R$736 6.5x 11.5x '24E Adj. EBITDA Mgmt. Projections R$971 5.5x 10.0x '24E Adj. EBITDA Ill. Sensitivity (Delayed BTL) R$934 5.5x 10.0x '23E Adj. EBITDA - CapEx Mgmt. Projections R$513 8.5x 13.5x '24E Adj. EBITDA - CapEx Mgmt. Projections R$738 7.5x 11.5x '24E Adj. EBITDA - CapEx Ill. Sensitivity (Delayed BTL) R$691 7.5x 11.5x Analyst Price Targets Range as of 4/17/23 (12-month Target) 52-Week Range Range as of 11/30/22 (Unaffected) 1 Day Premium as of 11/30/22 (Unaffected) 19%-55% 4 Weeks Premium as of 11/30/22 (Unaffected) 25%-66% DCF WACC: 13.5% - 16.5% PGR: 4.0% - 5.0% Financial Analysis Public Company Trading Analysis Premiums Paid Reference $21.85 $18.27 $22.24 $16.71 $20.34 $19.26 $12.19 $16.75 $15.17 $14.05 $15.00 $18.50 $23.00 $11.54 $9.21 $13.11 $5.94 $7.57 $6.97 $4.69 $8.12 $7.09 $10.72 $11.29 $17.00 $7.99 $9.96 $19.23 Preliminary Arco Valuation Analysis Summary (Subject to Ongoing Review) Source: Management Projections; Illustrative Sensitivity Scenario; Illustrative Sensitivity Scenario (Delayed Business Term L oan ) Bloomberg (4/17/23); FactSet (4/17/23); Thomson Reuters SDC (4/17/23) Note: Assumes BRL/USD spot exchange rate of 4.95 as of 4/17/23 Note: Metrics reflect actuals and projections per Arco management Note: Fully diluted shares outstanding c alculated as basic shares plus accelerated vesting of RSUs, net dilution from options and holdback shares resulting from the Isaac acquisition; share count and dilution detail per Arco management; approach to Isaac holdback shares subject to ongoing review Current Share Price: $11.20 Revised Verbal Offer: $12.65 Verbal Offer Price: $12.00 Written Offer Price: $11.00 Unaffected Price: $9.04 Management Projections Illustrative Sensitivity Scenario (Metrics in R$ millions, Share Prices in US$) Illustrative Sensitivity Scenario (Delayed BTL) 10

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Preliminary Arco Discounted Cash Flow Analysis – Management Projections (US$) Implied Share Price Sensitivity – WACC and PGR Implied Adj. EBITDA Terminal Multiple – WACC and PGR Implied Adj. EBITDA - CapEx Terminal Multiple – WACC and PGR Perpetuity Growth Rate Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% $20.23 $20.61 $21.00 $21.41 $21.85 14.25% 17.54 17.83 18.14 18.47 18.81 15.00% 15.24 15.48 15.72 15.98 16.25 15.75% 13.27 13.45 13.65 13.85 14.07 16.50% 11.54 11.70 11.86 12.02 12.19 WACC Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% 5.8x 5.9x 6.1x 6.2x 6.4x 14.25% 5.4 5.5 5.6 5.8 5.9 15.00% 5.1 5.2 5.3 5.4 5.5 15.75% 4.7 4.8 4.9 5.0 5.1 16.50% 4.5 4.6 4.6 4.7 4.8 WACC Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% 6.9x 7.1x 7.2x 7.4x 7.6x 14.25% 6.4 6.6 6.7 6.8 7.0 15.00% 6.0 6.1 6.2 6.4 6.5 15.75% 5.6 5.7 5.8 6.0 6.1 16.50% 5.3 5.4 5.5 5.6 5.7 WACC Source: Management Projections Note: Assumes BRL/USD spot exchange rate of 4.95 as of 4/17/23 Note: Illustrative analysis assumes a 12/31/22 valuation date and reflects 12/31/22 balance sheet figures provided by managem ent Note: Reflects updated assumptions for D&A, cash expenses and goodwill tax amortization as of April 10, 2023; Assumes D&A equ al to CapEx and a 34% tax rate in the terminal year per Arco management 11

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Preliminary Arco Discounted Cash Flow Analysis – Illustrative Sensitivity Scenario (Delayed Business Term Loan) (US$) Implied Share Price Sensitivity – WACC and PGR Implied Adj. EBITDA Terminal Multiple – WACC and PGR Implied Adj. EBITDA - CapEx Terminal Multiple – WACC and PGR Perpetuity Growth Rate Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% $16.89 $17.21 $17.55 $17.90 $18.27 14.25% 14.51 14.76 15.02 15.29 15.58 15.00% 12.48 12.68 12.88 13.10 13.32 15.75% 10.73 10.89 11.05 11.22 11.40 16.50% 9.21 9.33 9.47 9.61 9.75 WACC Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% 5.6x 5.7x 5.8x 5.9x 6.1x 14.25% 5.2 5.3 5.4 5.5 5.6 15.00% 4.8 4.9 5.0 5.1 5.2 15.75% 4.5 4.6 4.7 4.8 4.9 16.50% 4.3 4.3 4.4 4.5 4.6 WACC Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% 6.6x 6.7x 6.9x 7.0x 7.2x 14.25% 6.1 6.2 6.4 6.5 6.6 15.00% 5.7 5.8 5.9 6.0 6.2 15.75% 5.4 5.5 5.5 5.6 5.7 16.50% 5.1 5.1 5.2 5.3 5.4 WACC Source: Illustrative Sensitivity Scenario (Delayed Business Term Loan) Note: Assumes BRL/USD spot exchange rate of 4.95 as of 4/17/23 Note: Illustrative analysis assumes a 12/31/22 valuation date and reflects 12/31/22 balance sheet figures provided by managem ent Note: Assumes D&A equal to CapEx and a 34% tax rate in the terminal year per Arco management 12

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Preliminary Arco Discounted Cash Flow Analysis – Illustrative Sensitivity Scenario (US$) Implied Share Price Sensitivity – WACC and PGR Implied Adj. EBITDA Terminal Multiple – WACC and PGR Implied Adj. EBITDA - CapEx Terminal Multiple – WACC and PGR Perpetuity Growth Rate Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% $17.79 $18.12 $18.47 $18.84 $19.23 14.25% 15.36 15.63 15.90 16.19 16.49 15.00% 13.29 13.50 13.72 13.95 14.19 15.75% 11.51 11.68 11.85 12.03 12.23 16.50% 9.96 10.09 10.23 10.38 10.54 WACC Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% 5.8x 5.9x 6.1x 6.2x 6.4x 14.25% 5.4 5.5 5.6 5.7 5.9 15.00% 5.0 5.1 5.2 5.3 5.5 15.75% 4.7 4.8 4.9 5.0 5.1 16.50% 4.5 4.5 4.6 4.7 4.8 WACC Perpetuity Growth Rate 4.00% 4.25% 4.50% 4.75% 5.00% 13.50% 6.9x 7.0x 7.2x 7.4x 7.6x 14.25% 6.4 6.5 6.7 6.8 7.0 15.00% 6.0 6.1 6.2 6.4 6.5 15.75% 5.6 5.7 5.8 5.9 6.0 16.50% 5.3 5.4 5.5 5.6 5.7 WACC Source: Illustrative Sensitivity Scenario Note: Assumes BRL/USD spot exchange rate of 4.95 as of 4/17/23 Note: Illustrative analysis assumes a 12/31/22 valuation date and reflects 12/31/22 balance sheet figures provided by managem ent Note: Reflects updated assumptions for D&A, cash expenses and goodwill tax amortization as of April 10, 2023; Assumes D&A equ al to CapEx and a 34% tax rate in the terminal year per Arco management 13

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve TEV / '23E EBITDA TEV / '24E EBITDA TEV / '23E EBITDA - CapEx TEV / '24E EBITDA - CapEx 6.1x 26.4x 17.4x 20.7x 7.9x 8.3x 7.6x 7.6x 7.0x 8.0x 6.4x 6.6x 4.4x 5.1x 18.7x 13.8x 16.0x 6.6x 8.0x 7.5x 7.5x 7.0x 6.9x 5.6x 5.8x 4.1x 8.6x 28.0x 20.2x 21.4x 8.5x 10.3x 10.3x 10.3x 10.3x 15.9x 9.5x 8.2x 5.9x 6.9x 23.3x 16.0x 16.7x 7.0x 9.9x 9.9x 9.9x 9.9x 10.4x 7.5x 7.1x 5.2x Preliminary Public Company Trading Analysis Ed. Tech. LatAm Ed. Services Publishers Max Mean Median Min Max Mean Median Min Max Mean Median Min Reflects only Pearson due to absence of estimates for John Wiley and Scholastic Source: FactSet (4/17/23); Company filings; press releases Note: Education Technology companies include Duolingo, PowerSchool, Instructure, Chegg, 2U, Coursera and Kahoot; Publishers i ncl ude Pearson, John Wiley & Sons and Scholastic; LatAm Education Services include Laureate, Cogna , Afya and YDUQS Reflects only Pearson due to absence of estimates for John Wiley and Scholastic 14

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Preliminary Precedent Transaction Analysis (US$ in millions) Ed. Tech. Publishers LatAm Ed. Services Aug-22 Aug-21 Oct-18 Jun-22 Dec-18 Feb-22 Feb-19 Jun-21 Feb-21 Mar-21 May-19 $3,375 $5,295 $725 $200 $314 $2,666 $250 $4,500 $113 $141 $414 20.6x 19.3x 14.4x 8.0x 7.0x 14.4x 9.9x 9.7x 9.2x 9.7x 17.5x 12.5x 12.0x 12.5x Source: Company filings; press releases Note: Non - US transaction values converted into USD based on the spot rate at the time the transaction was announced 1. Reflects 2022E EBITDA multiple; estimate based on 2023E mgmt. guidance of revenue growth and EBITDA margin; TEV is net of ta x benefit 2. Reflects Adj. EBITDA, calculated as EBITDA plus deferred revenue less deferred costs 3. Reflects Adj. EBITDA from continuing operations 4. Calculated using FY2018 adjusted EBITDA 1 4 Ann. Date TEV Target Acquiror 2 3 K12 Courseware COC 15

Preliminary Draft – Confidential Prepared at the Request of Counsel Appendix

Preliminary Draft – Confidential Prepared at the Request of Counsel A. Additional Analyses

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Preliminary Premiums Paid Analysis % Premium Prior to Announcement Date 1 Day 4 Weeks 55% 44% 36% 19% 75 th Percentile Mean Median 25 th Percentile 66% 51% 36% 25% Source: Thomson Reuters SDC (4/17/23); FactSet (4/17/23) Note: Includes all - cash transactions announced since 1/1/2018 with equity value between $500mm - $3bn involving a target in the Am ericas, where 100% of target’s shares were acquired. Excludes FIG, real estate and energy industries 16

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Firm Latest Target Date Price Target Time Period Rating Price Target 4/12/23 12 month Overweight 4/12/23 12 month Neutral 3/30/23 12 month Neutral 3/30/23 12 month Buy 3/31/23 12-18 month Overweight 3/30/23 12 month Outperform $18.50 $18.00 $18.00 $18.00 $17.00 $17.00 Analyst Price Targets and Ratings Source: Bloomberg; Wall street research (US$) 17

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Preliminary WACC Analysis Cost of Equity and WACC Calculation Sensitivity Analysis – WACC and Cost of Equity Market Risk Premium: Historical Market Risk Premium: Supply Side Arco Vasta Ed. Tech. Publishers LatAm Ed. Services Arco Vasta Ed. Tech. Publishers LatAm Ed. Services Risk Free Rate 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% 3.9% Unlevered Beta 0.76 0.55 1.05 0.89 0.58 0.76 0.55 1.05 0.89 0.58 Debt / Equity Ratio 53.6% 54.1% 12.8% 20.2% 84.6% 53.6% 54.1% 12.8% 20.2% 84.6% Tax Rate 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% Levered Beta 1.03 0.75 1.14 1.01 0.90 1.03 0.75 1.14 1.01 0.90 Market Risk Premium 7.2% 7.2% 7.2% 7.2% 7.2% 6.4% 6.4% 6.4% 6.4% 6.4% Size Premium 1.2% 1.2% 1.2% 1.2% 1.2% 1.2% 1.2% 1.2% 1.2% 1.2% Country Risk Premium 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% Cost of Equity (Pre-Inflation) 15.0% 13.0% 15.8% 14.8% 14.1% 14.2% 12.4% 14.9% 14.0% 13.3% Long-Term Inflation (US) 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% 2.0% Long-Term Inflation (Brazil) 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% Cost of Equity 17.3% 15.2% 18.1% 17.1% 16.3% 16.4% 14.6% 17.1% 16.3% 15.6% After-tax Cost of Debt 9.9% 9.9% 9.9% 9.9% 9.9% 9.9% 9.9% 9.9% 9.9% 9.9% Equity to Total Cap. 65.1% 64.9% 88.7% 83.2% 54.2% 65.1% 64.9% 88.7% 83.2% 54.2% WACC 14.7% 13.3% 17.1% 15.9% 13.4% 14.1% 12.9% 16.3% 15.2% 13.0% Source: Bloomberg (4/17/23); FactSet (4/17/23); Company filings 1. 20 - Yr US Treasury Bond Yield 2. Unlevered Beta = Adjusted Beta / (1 + (1 - Tax Rate) * (Debt / Equity)) 3. Excl udes future payouts agreed to as part of prior acquisition agreements 4. Tax rate per Arco management 5. Levered Beta = Unlevered Beta * (1 + (1 - Tax Rate) * (Debt / Equity)) 6. Per 2023 Kroll Cost of Capital Calculator 7. Per 2023 Kroll Cost of Capital Calculator 8. Reflects EMBI+ Risco - Brasil index as of 4/17/23 9. Federal Reserve long - term inflation target 10. Brazilian Central Bank – Expectations System 11. CoE = (1 + (Risk Free Rate + (Market Risk Premium * Levered Beta) + Size Premium + Country Risk Premium) * (1 + Brazil Long - Term Inflation) / (1 + US Long - Term Inflation) – 1 12. WACC = CoE * Equity to Total Cap. + After - tax Cost of Debt * (1 - Equity to Total Cap) CoE - Historical Premium CoE - Supply Side Premium Debt / Equity Ratio Debt / Equity Ratio 25.0% 50.0% 75.0% 0.60 14.8% 15.5% 16.3% 0.80 16.5% 17.5% 18.5% 1.00 18.2% 19.4% 20.6% Unlevered Beta WACC - Supply Side Premium Debt / Equity Ratio 25.0% 50.0% 75.0% 0.60 13.4% 13.2% 13.1% 0.80 14.6% 14.4% 14.2% 1.00 15.8% 15.5% 15.3% Unlevered Beta CoE - Supply Side Premium Debt / Equity Ratio 25.0% 50.0% 75.0% 0.60 14.2% 14.9% 15.5% 0.80 15.7% 16.6% 17.5% 1.00 17.3% 18.3% 19.4% Unlevered Beta WACC - Historical Premium WACC - Supply Side Premium Debt / Equity Ratio Debt / Equity Ratio 25.0% 50.0% 75.0% 0.60 13.8% 13.7% 13.5% 0.80 15.2% 15.0% 14.8% 1.00 16.6% 16.3% 16.0% Unlevered Beta 1 2 5 6 7 8 9 10 4 11 12 3 18

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Preliminary Peer Set Beta Benchmarking Source: Bloomberg (4/17/23); FactSet (4/17/23); Company filings Note: Assumes BRL/USD spot exchange rate of 4.95 as of 4/17/23 1. Excludes future payouts agreed to as part of prior acquisition agreements 2. Adjusted Beta = (2/3)*Raw Beta + (1/3)* 1 3. Unlevered Beta = Adjusted Beta / (1 + (1 - Tax Rate) * (Debt / Equity)) Company MEV TEV Total Debt Adjusted Beta Unlevered Beta Total Debt / Equity Arco $771 $1,330 $414 1.03 0.76 53.6% Vasta $314 $533 $170 0.75 0.55 54.1% Education Technology PowerSchool $4,150 $4,757 $744 1.19 1.05 17.9% Instructure 3,882 4,192 496 0.96 0.88 12.8% Duolingo 6,552 5,944 - 1.10 1.10 - Chegg 2,438 2,580 1,200 1.12 0.82 49.2% Coursera 1,961 1,181 - 1.33 1.33 - 2U 445 1,244 907 1.53 0.61 204.0% Kahoot 1,107 1,009 - 1.22 1.22 - Mean 1.21 1.00 40.6% Median 1.19 1.05 12.8% Publishers Pearson 7,544 8,360 1,521 0.71 0.62 20.2% John Wiley & Sons 2,207 3,085 1,004 1.19 0.89 45.5% Scholastic 1,225 1,004 - 0.98 0.98 - Mean 0.96 0.83 21.9% Median 0.98 0.89 20.2% LatAm Ed. Services Cogna $777 $2,243 $1,048 0.73 0.38 134.9% Laureate 1,898 2,460 232 0.84 0.77 12.2% Afya 1,143 1,743 393 0.96 0.78 34.4% YDUQS 484 1,368 713 0.76 0.39 147.4% Mean 0.82 0.58 82.2% Median 0.80 0.58 84.6% (US$ in millions) 3 j 2 1 1 19

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Share Market Price Equity TEV / Revenue TEV / EBITDA TEV / EBITDA - CapEx Revenue Growth EBITDA Margin Revenue Company 4/17/23 Value TEV 2023E 2024E 2023E 2024E 2023E 2024E 2023E 2024E 2023E 2024E Arco (Mgmt. Projections) $11.20 $771 $1,330 2.7x 2.2x 8.9x 6.8x 12.8x 8.9x 37% 24% 30% 32% Arco (Ill. Delayed BTL) 11.20 771 1,330 2.7 2.2 9.0 7.0 13.2 9.5 36% 23% 30% 32% Arco (Consensus) 11.20 771 1,330 2.8 2.3 8.8 7.0 12.3 9.5 34% 22% 32% 32% Vasta $3.80 $314 $533 1.8x 1.5x 6.1x 5.1x 8.6x 6.9x 18% 17% 29% 29% Education Technology Duolingo $135.31 $6,552 $5,944 12.0x 9.7x nm nm nm nm 34% 24% 11% 15% PowerSchool 20.00 4,150 4,757 6.9 6.2 21.1 18.7 27.2 23.3 10% 10% 33% 33% Instructure 26.27 3,882 4,192 8.0 7.3 20.7 18.4 21.4 19.0 10% 10% 39% 40% Chegg 17.94 2,438 2,580 3.4 3.2 10.6 9.6 15.9 13.8 (2%) 7% 32% 33% 2U 5.19 445 1,244 1.3 1.2 7.9 6.6 8.5 7.0 3% 8% 16% 18% Coursera 10.87 1,961 1,181 2.0 1.7 nm nm nm nm 15% 16% na 1% Kahoot 2.21 1,107 1,009 5.8 4.8 26.4 16.0 28.0 16.7 19% 23% 22% 30% Mean 5.6x 4.9x 17.4x 13.8x 20.2x 16.0x 12% 14% 25% 24% Median 5.8x 4.8x 20.7x 16.0x 21.4x 16.7x 10% 10% 27% 30% Publishers Pearson $10.43 $7,544 $8,360 1.8x 1.7x 8.3x 8.0x 10.3x 9.9x (2%) 3% 22% 22% John Wiley & Sons 38.54 2,207 3,085 1.5 1.4 7.0 7.0 na na 2% 4% 21% 21% Scholastic 36.01 1,225 1,004 na na na na na na na na na na Mean 1.6x 1.6x 7.6x 7.5x 10.3x 9.9x 0% 3% 21% 21% Median 1.6x 1.6x 7.6x 7.5x 10.3x 9.9x 0% 3% 21% 21% LatAm Education Services Laureate $12.02 $1,898 $2,460 1.8x 1.7x 6.4x 5.8x 7.7x 6.9x 10% 8% 28% 29% Cogna 0.41 777 2,243 2.0 1.8 6.7 5.8 8.7 7.4 12% 10% 29% 31% Afya 12.65 1,143 1,743 3.1 2.8 8.0 6.9 15.9 10.4 18% 13% 39% 40% YDUQS 1.64 484 1,368 1.4 1.3 4.4 4.1 5.9 5.2 6% 7% 32% 32% Mean 2.1x 1.9x 6.4x 5.6x 9.5x 7.5x 12% 10% 32% 33% Median 1.9x 1.7x 6.6x 5.8x 8.2x 7.1x 11% 9% 30% 32% Preliminary Public Trading Company Analysis (US$ in millions, except per - share values) Source: Management Projections; Illustrative Sensitivity Scenario (Delayed Business Term Loan); Company filings; Press releas es; FactSet (4/17/23) Note: Assumes BRL/USD spot exchange rate of 4.95 as of 4/17/23 1. Consensus estimates reflect median of brokers that are pro forma for Isaac (Itaú BBA, J.P. Morgan, Morgan Stanley) 20 1

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Unaffected Dragoneer / GA Current Share Price Proposals Share Price (11/30/22) Written Verbal (4/17/23) Premium Analysis Price per Share $9.04 $11.00 $12.00 $11.20 $13.00 $15.00 $17.00 $19.00 $21.00 $23.00 % Premium to Unaffected Price 22% 33% 24% 44% 66% 88% 110% 132% 154% Enterprise Value ($) $1,181 $1,316 $1,385 $1,330 $1,454 $1,592 $1,731 $1,869 $2,007 $2,146 Enterprise Value (R$) R$5,845 R$6,515 R$6,857 R$6,583 R$7,199 R$7,884 R$8,569 R$9,254 R$9,939 R$10,624 % Premium to Metric 1-Month VWAP $9.67 (7%) 14% 24% 16% 34% 55% 76% 96% 117% 138% 3-Month VWAP $10.98 (18%) 0% 9% 2% 18% 37% 55% 73% 91% 110% 6-Month VWAP $12.42 (27%) (11%) (3%) (10%) 5% 21% 37% 53% 69% 85% 52 Week Low $8.61 5% 28% 39% 30% 51% 74% 97% 121% 144% 167% 52-Week High (Close) $23.00 (61%) (52%) (48%) (51%) (43%) (35%) (26%) (17%) (9%) 0% 2023E (Mgmt.) R$736 7.9x 8.8x 9.3x 8.9x 9.8x 10.7x 11.6x 12.6x 13.5x 14.4x 2023E (Consensus) R$749 7.8 8.7 9.2 8.8 9.6 10.5 11.4 12.4 13.3 14.2 2024E (Mgmt.) R$971 6.0 6.7 7.1 6.8 7.4 8.1 8.8 9.5 10.2 10.9 2024E (Delayed BTL) R$934 6.3 7.0 7.3 7.0 7.7 8.4 9.2 9.9 10.6 11.4 2024E (Consensus) R$944 6.2 6.9 7.3 7.0 7.6 8.4 9.1 9.8 10.5 11.3 2023E (Mgmt.) R$513 11.4x 12.7x 13.4x 12.8x 14.0x 15.4x 16.7x 18.0x 19.4x 20.7x 2023E (Consensus) R$535 10.9 12.2 12.8 12.3 13.5 14.7 16.0 17.3 18.6 19.9 2024E (Mgmt.) R$738 7.9 8.8 9.3 8.9 9.8 10.7 11.6 12.5 13.5 14.4 2024E (Delayed BTL) R$691 8.5 9.4 9.9 9.5 10.4 11.4 12.4 13.4 14.4 15.4 2024E (Consensus) R$690 8.5 9.4 9.9 9.5 10.4 11.4 12.4 13.4 14.4 15.4 % Premium / (Discount) TEV / Adj. EBITDA - CapEx TEV / Adj. EBITDA Analysis at Various Prices (US$ and R$ in millions, except per share data) Source: Management Projections; Illustrative Sensitivity Scenario (Delayed Business Term Loan); Bloomberg; FactSet (4/17/23) Note: Broker consensus estimates reflect median of those that are pro forma for Isaac (Itaú BBA, J.P. Morgan, Morgan Stanley) Note: Assumes BRL/USD spot exchange rate of 4.95 as of 4/17/23 and 12/31/22 balance sheet provided by Arco management Note: Fully diluted shares outstanding c alculated as basic shares plus accelerated vesting of RSUs, net dilution from options and holdback shares resulting from the Isa ac acquisition; share count and dilution detail per Arco management; approach to Isaac holdback shares subject to ongoing review 1. On 3/15/23 GA indicated verbally to Evercore that they could offer $12.00 per share 1 21

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Modestly lower average students per school (391 vs. 410 in 2030) and average monthly tuition ($749 vs. $756 in 2030) based on re cent contracts and refined assumptions for 2023 Decreased average loan amount per school ($351m vs $372m in 2030) as a result of a lower number of students and tuition per s cho ol Business term loan launch delayed until 2025. While the product ramps at an accelerated pace, 2030 penetration of the school bas e 1 is lower (~35% vs ~46%) Modestly reduced monthly recurring revenue per school is more than offset by an increased number of clients (schools), result ing in a slight revenue benefit, based on recent contracts and refined assumptions for 2023 Management Projections for Isaac vs. Illustrative Sensitivity Scenario (Delayed Business Term Loan) for Isaac – Revenue 2030E Isaac Revenue by Product $1,773 $1,676 $336 $318 $435 $313 $67 ($97) ($18) ($122) $8 $75 $2,612 $2,382 Management Projections Revenue Guarantee Cash Advance Business Term Loan Software Illustrative Sensitivity Scenario (Delayed BTL) Commentary A B C D A B C D Source: Management Projections; Illustrative Sensitivity Scenario (Delayed Business Term Loan) Note: 2030 illustratively selected to highlight assumption differences between the Management Projections and Illustrative Se nsi tivity Scenario (Delayed Business Term Loan) 1. Penetration of the school base calculated as # of schools with a loan divided by total Isaac operating schools (R$ in millions, "$" symbol indicates R$ throughout) (R$, "$" symbol indicates R$ throughout) 22

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Management Projections for Isaac vs. Illustrative Sensitivity Scenario (Delayed Business Term Loan) for Isaac – Expenses 2030E Expense Comparison Commentary Source: Management Projections; Illustrative Sensitivity Scenario (Delayed Business Term Loan) Note: 2030 illustratively selected to highlight assumption differences between the Management Projections and Illustrative Se nsi tivity Scenario (Delayed Business Term Loan) 1. Expenses related to subsidiaries were embedded within personnel and SG&A expenses in the Management Projections (R$ in millions, "$" symbol indicates R$ throughout) Illustrative Management Sensitivity Scenario Projections (Delayed BTL) Revenue $2,612 $2,382 Cost of Serving ($49) ($67) FIDC Sr Tranche Yield (238) (290) FIDC Maintenance Fee (34) (28) PCL - Rev. Guarantee (828) (681) PCL - Credit (169) (107) Other (14) (14) Gross Profit $1,280 $1,195 % Gross Margin 49.0% 50.2% Personnel ($132) ($184) SG&A (129) (171) Subsidiaries - (35) Operating Expenses ($261) ($389) % Revenue (10.0%) (16.3%) Adj. EBITDA $1,019 $807 % EBITDA Margin 39.0% 33.9% Gross margin is expected to be relatively unchanged in 2030 primarily due to two largely off - setting factors: On the one hand, a less favorable credit and macro environment has driven interest rates higher, resulting in expectations of more expensive borrowing costs (11.6% vs 7.5% interest rate in 2030) On the other hand, the % provision for credit losses is expected to be lower in the Delayed BTL scenario (3.6% vs 4.1%) as a result of better - than - expected recent cohort results, and is applied to a smaller loan portfolio Operating expenses are expected to increase from ~10% to ~16% of revenue, driven by an expectation from management that the benefits of scale and integration will be more limited Total headcount is expected to be ~13% higher by 2030 relative to Management Projections, mostly due to increased hiring across customer service, B2C and B2B functions. Personnel expense is expected to be ~7.7% of revenue in 2030 for the Delayed BTL scenario vs ~5.1% in the Management Projections Delayed BTL scenario assumes a more conservative reduction in G&A as a % of revenue and higher CAC over the forecast compared to Management Projections, partially as a result of higher headcount and salaries A B C D A B C D 1 23

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Management Projections for Isaac vs. Equity Research (R$ in millions, "$" symbol indicates R$ throughout) Source: Management Projections; Illustrative Sensitivity Scenario (Delayed Business Term Loan); Wall Street research Revenue Adj. EBITDA % Growth % Margin 104% 64% 48% 41% 31% 25% 23% 21% 86% 63% 43% 39% 32% 30% 24% 21% 86% 48% 35% 35% 35% 35% na na 84% 51% 31% 25% 21% 19% 16% 13% 103% 39% 30% 25% 22% 19% 7% 7% $1,758 $2,158 $2,612 $1,587 $1,968 $2,382 $1,062 $1,141 $1,225 $1,149 $1,328 $1,505 $1,468 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E % Margin (12%) 11% 23% 28% 32% 35% 37% 39% (16%) 4% 12% 23% 28% 32% 33% 34% (10%) 2% 9% 16% 23% 30% na na (8%) 6% 16% 24% 28% 30% 32% 33% (10%) (2%) 6% 14% 22% 30% 30% 30% $615 $798 $1,019 $511 $652 $807 $319 $342 $368 $350 $428 $504 $440 ($200) $- $200 $400 $600 $800 $1,000 $1,200 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E Management Projections Illustrative Sensitivity Scenario (Delayed Business Term Loan) (10/18/22) (10/21/22) (10/26/22) 24

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Management Projections vs. Equity Research (R$ in millions, "$" symbol indicates R$ throughout) Revenue Source: Management Projections; Illustrative Sensitivity Scenario (Delayed Business Term Loan); Wall Street research 1. Since 10/18/22, J.P. Morgan has raised its projections modestly ($50 higher in 2025), but its most recent forecast beyond 202 5 i s unavailable Management Projections Illustrative Sensitivity Scenario (Delayed Business Term Loan) (10/18/22) 1 (10/21/22) % Growth 26% 24% 22% 21% 19% 16% 15% 15% 25% 23% 20% 20% 18% 17% 15% 15% 31% 20% 18% 17% 17% 17% 13% 9% 29% 24% 19% 16% 14% 13% 11% 10% $2,436 $3,009 $3,658 $4,419 $5,249 $6,084 $6,997 $8,034 $2,408 $2,964 $3,570 $4,280 $5,070 $5,912 $6,807 $7,805 $2,372 $2,843 $3,347 $3,924 $4,589 $5,376 $6,071 $6,601 $2,394 $2,960 $3,520 $4,092 $4,673 $5,265 $5,859 $6,468 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 25

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Illustrative Sensitivity Scenario (R$ in millions, "$" symbol indicates R$ throughout) Source: Illustrative Sensitivity Scenario; Arco historical financials per Arco management 1. 2022 financials and metrics illustratively include Isaac as if the acquisition occurred on January 1, 2022 2. Reflects updated assumptions for D&A, cash expenses and goodwill tax amortization as of April 10, 2023 3. NOPAT stands for Net Operating Profit After Tax 4. Cash outflow / inflow associated with Isaac using / receiving capital to fund credit 5. Illustratively treats all stock - based compensation as a cash expense 2022A 2023E 2024E 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E 2033E Revenue $1,929 $2,436 $2,999 $3,612 $4,310 $5,050 $5,763 $6,526 $7,388 $8,202 $8,972 $9,661 % Growth 51% 26% 23% 20% 19% 17% 14% 13% 13% 11% 9% 8% Adj. EBITDA $537 $736 $950 $1,208 $1,498 $1,821 $2,122 $2,433 $2,784 $3,117 $3,409 $3,671 % Margin 28% 30% 32% 33% 35% 36% 37% 37% 38% 38% 38% 38% CapEx $201 $224 $234 $259 $276 $311 $340 $383 $432 $468 $512 $551 % of Revenue 10% 9% 8% 7% 6% 6% 6% 6% 6% 6% 6% 6% Adj. EBITDA - CapEx $336 $513 $716 $949 $1,222 $1,510 $1,782 $2,050 $2,352 $2,649 $2,898 $3,120 % Margin 17% 21% 24% 26% 28% 30% 31% 31% 32% 32% 32% 32% Memo: Unlevered Free Cash Flow NOPAT $300 $433 $602 $686 $846 $1,005 $1,170 $1,368 $1,462 $1,603 $1,731 (+) D&A 311 359 409 461 515 561 606 627 693 755 809 (-) CapEx (224) (234) (259) (276) (311) (340) (383) (432) (468) (512) (551) (-) Capital Allocation - Credit (Isaac) (27) (51) (84) (42) (12) (51) (65) 51 45 50 55 (-) Change in Operational NWC (221) (241) (273) (316) (381) (430) (481) (539) (407) (385) (345) Unlevered Free Cash Flow $139 $266 $395 $513 $657 $745 $846 $1,074 $1,325 $1,512 $1,699 % Conversion 19% 28% 33% 34% 36% 35% 35% 39% 43% 44% 46% 5 1 3 4 26 2

Preliminary Draft – Confidential Prepared at the Request of Counsel B. Proposal Summary

Preliminary Draft – Confidential Prepared at the Request of Counsel Project Achieve Summary of GA / Dragoneer Proposal Received November 30 th , 2022 On November 30, 2022, Arco announced the receipt of a non - binding proposal from the Bidders (GA and Dragoneer ) to acquire all outstanding Class A shares not held by the Bidders or the Controlling Shareholders (Oto Brasil de Sá Cavalcante and Ari de Sá Cavalcante Neto) Bidders collectively own 22% of Class A shares, or 9% of all common shares outstanding, and are holders of the US$150 million Convertible Notes due November 2028 (on an as - converted basis, class A ownership of 32%) Preliminary Non - Binding Proposal Terms: US$11.00 per share Implied ~22% premium (based on closing price of US$9.04 on November 30, 2022) Implied transaction value 1 of ~US$1.3bn Implied multiple of ~8.8x ’23E EBITDA 1 Equity roll or cash consideration financed by the Bidders The Controlling Shareholders support the proposal and would roll 100% of their Class A and Class B shares Controlling Shareholders own 1% of Class A shares and 100% of the high - voting Class B shares (or 42% of all common shares outstanding) and have 88% voting control, and are expected to maintain the same economic and voting interest in the Company Controlling Shareholders signed an exclusivity agreement with the Bidders Source: Arco filings, Arco Management, Management Projections, Refinitiv Eikon Note: Ownership data based on 38.526 million Class A shares and 27.401 million Class B basic shares outstanding as of 12/31/2 2 p ro forma for Isaac; as - converted basis assumes conversion into 5.172 million Class A shares. Voting control assumes 10 votes per Class B share 1. Based on 12/31/22 balance sheet and 2023E adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adj. EBIT DA” ) per Management Projections as approved for Evercore’s use by Special Committee as of February 23, 2023 27